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                                    FORM 8-K


                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                 CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): March 29, 2001




                       SONUS COMMUNICATION HOLDINGS, INC.

             (Exact name of registrant as specified in its charter)



     DELAWARE                                         0-30124                    54-1939577
(State or other jurisdiction                         (Commission                (IRS Employer
 of incorporation)                                   File Number)                Identification No.)



         55 John Street, 2nd Floor
         New York, New York                          10038
(Address of principal executive offices)            (Zip Code)

Registrant's telephone number, including area code: (212) 285-4300





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Item 5.  Other Events.

        On March 29, 2001, the Board of Directors of Sonus Communication Holdings, Inc. (the "Company"), acting as the sole stockholder and board of directors of each of its wholly owned subsidiaries (Empire One Telecommunications Inc., Sonus Communications Inc., EOT Telecommunications of Canada Inc., and Empire One Power Inc.), authorized and approved the filing, on behalf of each of its subsidiaries, of a Petition for Relief under Chapter 11 of the Bankruptcy Code in the United States Bankruptcy Court for the Southern District of New York. The Petition for Relief was filed on April 2, 2001.



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                           SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            SONUS COMMUNICATION HOLDINGS, INC.
                                           (Registrant)


                                   By: /s/ Frank C. Szabo
                                           ------------------------------------
                                           Name:    Frank C. Szabo
                                           Title:   Chief Financial Officer



Dated:   April 2, 2001